                                                                    EXHIBIT 21.1

                             AS OF FEBRUARY 13, 2001

A TABLE OF THE SUBSIDIARIES OF LIBERTY MEDIA CORPORATION IS SET FORTH BELOW, INDICATING AS TO EACH STATE OR JURISDICTION OF ORGANIZATION AND THE NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS. THE TABLE LISTS ALL OF THE SUBSIDIARIES CURRENTLY ATTRIBUTED TO AT&T'S LIBERTY MEDIA GROUP, INCLUDING SUBSIDIARIES THAT ARE NOT CURRENTLY HELD BY LIBERTY MEDIA CORPORATION BUT WHICH AT&T WILL CONTRIBUTE TO LIBERTY MEDIA CORPORATION IMMEDIATELY PRIOR TO THE REDEMPTION DATE. SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                              State
                                                              of Inc.                       Tradenames
                                                              -------                       ----------
10 Moons at POP, Inc.                                         CA
103 Todd-AO Estudios S.L.                                     Spain
450714B.C., Ltd.                                              Canada
4MC Company 3, Inc.                                           DE
4MC Limited                                                   UK
4MC Radiant, Inc.                                             DE
4MC-Burbank, Inc.                                             DE
525 Holdings, Inc.                                            CA
525 Studios, Inc.                                             CA
A.F. Associates, Inc.                                         NJ
Advanced Audio, LLC                                           GA
AFA Products Group, Inc.                                      NJ
American Simulcast Corp.                                      NY
Americana Television Productions LLC                          CO
Anderson Video Company                                        DE
ANI Holdings, Inc.                                            DE
ANS Acquisition Sub, Inc.                                     CA

                                                              State
                                                              of Inc.                       Tradenames
                                                              -------                       ----------
Aries Pictures LLC                                            CO
Ascent Entertainment Group, Inc.                              DE
Asia Broadcast Centre Pte. Ltd.                               Singapore
Asian Television Advertising,  LLC                            DE
Asian Television and Communications International LLC         CO
Associated American Artists, Inc.                             NY
Associated Communications Medical Services, Inc.              DE
Associated Communications of Los Angeles, Inc.                DE
Associated Communications of Mexico, Inc.                     DE
Associated Information Services Corporation                   DE
Associated MDS Corporation                                    DE
Associated PCN Company
Associated PCN Corporation                                    DE
Associated PCN Holding Corporation                            DE
Associated SMR, Inc.                                          DE
Associated VenCap Corporation                                 DE
Associated Ventures, Inc.                                     DE
Atlantic Satellite Communications, Inc.                       NJ
Audio plus Video International, Inc.                          NJ
Beijing Media Wave Advertising Company, Limited               China
BET Film Productions [jv]                                     DE
BET Movies/STARZ!3, LLC                                       DE
Bob Magness, Inc.                                             WY
Bresnan Communications Poland LLC                             De
CABANA Corp.                                                  DE
Cable Alarms Ltd.                                             UK
Cable Camden Limited                                          UK
Catalina Transmission Corp.                                   DE

                                                              State
                                                              of Inc.                       Tradenames
                                                              -------                       ----------
Cathay Television and Communication Company                   CO
CDP, LLC                                                      CA
Cinram-POP DVD Center LLC                                     CA
Clef, Inc.                                                    WI
Communication Capital Corp.                                   DE
Company 11 Productions                                        CA
Company 3 New York, Inc.                                      DE
Computamatch Limited                                          UK
Digital Doctors LLC                                           DE
Digital Magic Company                                         DE
Digital Sound & Picture, Inc.                                 DE
DMX Music, Inc.                                               DE
DMX-Europe N.V.                                               Netherlands
Dry Creek Productions LLC                                     CO
Encore Asia, Inc.                                             CO
Encore Australia Management, Inc.                             DE
Encore ICCP Investments LLC                                   CO
Encore ICCP, Inc.                                             CO
Encore International Newco, Inc.                              CO
Encore International, Inc.                                    CO
Encore Media Corporation                                      CO
Encore QE Programming Corp.                                   CO
ETC Ingenius Holdings, Inc.                                   DE
ETC w/tci, Inc.                                               DE
FilmCore Editorial Los Angeles LLC                            CA
FilmCore Editorial San Francisco LLC                          CA
Four Media Company (UK) Limited                               UK
Four Media Company                                            DE                      Digital Image; Image Laboratory; Method

                                                              State
                                                              of Inc.                       Tradenames
                                                              -------                       ----------
Four Media Company Asia PTE Ltd.                              Singapore
Group W Broadcast Pte. Ltd.                                   Singapore
Grupo Holdings, L.L.C.                                        DE
GWNS Acquisition Sub, Inc.                                    DE
HyperTV with Livewire, LLC                                    DE
ICCP, Inc.                                                    CO
International Cable Channels Partnership, Ltd. [lp]           CO
International Post Finance Limited                            DE
International Post Leasing Limited                            DE                      Audio Plus Video/West
INtessera Inc.                                                CO
IPL 235 CORP.                                                 DE
KSI, Inc.                                                     DE
LBTW I, Inc.                                                  CO
LBTW II, Inc.                                                 CO
LBTW III, Inc.                                                CO
LD Bondnet, Inc.                                              DE
LDIG Aloy, Inc.                                               DE
LDIG Cars, Inc.                                               DE
LDIG Enter, Inc.                                              DE
LDIG Film, Inc.                                               DE
LDIG Financing LLC                                            DE
LDIG Food, Inc.                                               DE
LDIG Gamenet, Inc.                                            DE
LDIG House, Inc.                                              DE
LDIG ICTV Corp.                                               DE
LDIG Koz, Inc.                                                DE
LDIG Move, Inc.                                               DE
LDIG Music Online II, Inc.                                    DE

                                                              State
                                                              of Inc.                       Tradenames
                                                              -------                       ----------
LDIG Music Online, Inc.                                       DE
LDIG NL, Inc.                                                 DE
LDIG Online Retail, Inc.                                      DE
LDIG Order, Inc.                                              DE
LDIG OTV, Inc.                                                DE
LDIG Respond, Inc.                                            DE
LDIG UGON, Inc.                                               DE
Liberty Academic Systems Holdings, Inc.                       CO
Liberty AEG, Inc.                                             DE
Liberty Aero, LLC                                             DE
Liberty AGI, Inc.                                             DE
Liberty ANTC, Inc.                                            CO
Liberty ARC, Inc.                                             DE
Liberty Argentina, Inc.                                       DE
Liberty Associated Holdings LLC                               DE
Liberty Associated Partners, L.P.                             DE
Liberty Associated, Inc.                                      DE
Liberty Astro, Inc.                                           DE
Liberty ATCL, Inc.                                            CO
Liberty Auction Holdings LLC                                  DE
Liberty Auction, Inc.                                         DE
Liberty Bay, Inc.                                             CO
Liberty BBandnow Holdings, LLC                                DE
Liberty BBandnow, Inc.                                        DE
Liberty BETI, Inc.                                            DE
Liberty Brasil DTH, LTDA.                                     BRZ
Liberty Brazil DTH, Inc,                                      CO
Liberty Broadcasting, Inc.                                    OR

                                                              State
                                                              of Inc.                       Tradenames
                                                              -------                       ----------
Liberty Cable Programme Partners, Inc.                        CO
Liberty Cablevision of Puerto Rico, Inc.                      DE
Liberty Centennial Holdings, Inc.                             DE
Liberty Challenger, LLC                                       DE
Liberty CHC, Inc.                                             CO
Liberty Chile, Inc.                                           Co
Liberty Chllo, Inc.                                           DE
Liberty Citation, Inc.                                        DE
Liberty CJR, Inc.                                             DE
Liberty CNBC, Inc.                                            CO
Liberty CNDT, Inc.                                            DE
Liberty Court II, Inc.                                        CO
Liberty Court, Inc.                                           WY
Liberty Crown, Inc.                                           DE
Liberty CSG Cash, LLC                                         DE
Liberty CSG Warrants, LLC                                     DE
Liberty CV, Inc.                                              De
Liberty CVC, Inc.                                             DE
Liberty Denver Arena LLC                                      DE
Liberty Digital Health Group, LLC                             CO
Liberty Digital, Inc.                                         DE
Liberty Digital, LLC                                          DE
Liberty Distribution, Inc.                                    CO
Liberty DMX, Inc.                                             CO
Liberty DS, Inc.                                              DE
Liberty EMMS, Inc.                                            DE
Liberty Equator, Inc.                                         DE
Liberty Europe, Inc.                                          CO

                                                              State
                                                              of Inc.                       Tradenames
                                                              -------                       ----------
Liberty EVNT, Inc.                                            DE
Liberty FA Holdings, Inc.                                     DE
Liberty Finance LLC                                           DE
Liberty Flex Holdings Limited                                 UK
Liberty Geonet, Inc.                                          DE
Liberty GI II, Inc.                                           DE
Liberty GI, Inc.                                              DE
Liberty GIC. Inc.                                             CO
Liberty Global, Inc.                                          DE
Liberty HG, Inc.                                              DE
Liberty Holdings Chile, Inc.                                  DE
Liberty Holdings Europe, Inc.                                 CO
Liberty Holdings Japan, Inc.                                  CO
Liberty Home Shop International, Inc.                         CO
Liberty HSN II, Inc.                                          DE
Liberty HSN LLC Holdings, Inc.                                DE
Liberty HSN, Inc.                                             CO
Liberty IATV Events, Inc.                                     DE
Liberty IATV Holdings, Inc.                                   DE
Liberty IATV, Inc.                                            DE
Liberty IB, Inc.                                              DE
Liberty IB2, LLC                                              DE
Liberty ICOMM, Inc.                                           DE
Liberty IDTC, Inc.                                            DE
Liberty IFE, Inc.                                             CO
Liberty Interactive Technologies, Inc.                        DE
Liberty International Cable Management, Inc.                  CO
Liberty International Chile, Inc.                             DE

                                                              State
                                                              of Inc.                       Tradenames
                                                              -------                       ----------
Liberty International DLA, Inc.                               DE
Liberty International DTH, Inc.                               CO
Liberty IP, Inc.                                              DE
Liberty Ireland AL, Inc.                                      DE
Liberty Ireland CMI Limited                                   IRE
Liberty Ireland Limited Liability Company                     UT
Liberty Ireland, Inc.                                         CO
Liberty J - Sports, Inc.                                      DE
Liberty Japan, Inc.                                           DE
Liberty Java, Inc.                                            CO
Liberty Jupiter, Inc.                                         DE
Liberty KASTR Corp.                                           DE
Liberty KHC, Inc.                                             DE
Liberty KI, Inc.                                              DE
Liberty KV Holdings, Inc.                                     DE
Liberty KV Partners I, LLC                                    DE
Liberty Latin Partners, Inc.                                  DE
Liberty Latin Programming Ltd.                                CAYMAN
Liberty Lightspan Holdings, Inc.                              CO
Liberty Livewire Corporation                                  DE
Liberty Livewire LLC                                          DE
Liberty LSAT II, Inc.                                         DE
Liberty LSAT, Inc.                                            DE
Liberty LWR, Inc.                                             DE
Liberty MCNS Holdings, Inc.                                   CO
Liberty Media Corporation                                     DE
Liberty Media International Limited                           UK
Liberty Media International, Inc.                             DE

                                                              State
                                                              of Inc.                       Tradenames
                                                              -------                       ----------
Liberty Medscholar, Inc.                                      DE
Liberty Meridian Holdings, Inc.                               DE
Liberty Mexico DTH, Inc.                                      CO
Liberty MicroUnity Holdings, Inc.                             CO
Liberty MLM, Inc.                                             DE
Liberty MLP, Inc.                                             CO
Liberty MovieCo, Inc.                                         CO
Liberty Movies Australia Pty. Limited                         AUS
Liberty Multicountry DTH, Inc.                                CO
Liberty NC II, Inc.                                           DE
Liberty NC III, Inc.                                          DE
Liberty NC IV, Inc.                                           DE
Liberty NC, Inc.                                              DE
Liberty NEA, Inc.                                             DE
Liberty Newco International, Inc.                             DE
Liberty Next, Inc.                                            DE
Liberty Online Health KI Holdings, Inc.                       CO
Liberty Online Health RN Holdings, Inc.                       CO
Liberty Online Sports Holdings, Inc.                          CO
Liberty Online Village  Holdings, Inc.                        CO
Liberty PCLN, Inc.                                            DE
Liberty PL, Inc.                                              DE
Liberty PL2, Inc.                                             DE
Liberty PL3, LLC                                              DE
Liberty PL4, Inc.                                             DE
Liberty Prime, Inc.                                           DE
Liberty Programming Argentina, Inc.                           DE
Liberty Programming Australia, Inc.                           CO

                                                              State
                                                              of Inc.                       Tradenames
                                                              -------                       ----------
Liberty Programming Company LLC                               DE
Liberty Programming Development Corporation                   WY
Liberty Programming France, Inc.                              CO
Liberty Programming Japan, Inc.                               DE
Liberty Programming South America, Inc.                       DE
Liberty Programming UK, Inc.                                  DE
Liberty QS, Inc.                                              DE
Liberty QVC, Inc.                                             CO
Liberty Replay, Inc.                                          DE
Liberty Satellite & Technology, Inc.                          DE
Liberty Satellite, LLC                                        DE
Liberty SEG Acquisition Sub, LLC                              DE
Liberty SMTRK of Texas, Inc.                                  CO
Liberty SMTRK, LLC                                            DE
Liberty SP, Inc.                                              DE
Liberty Spanish Group, L.L.C.                                 CO
Liberty Spanish Holdings, Inc.                                CO
Liberty Sports, Inc.                                          CO
Liberty SRV, Inc.                                             DE
Liberty SSP, Inc.                                             DE
Liberty Starz, Inc.                                           CO
Liberty TE, Inc.                                              DE
Liberty Telemundo Stations, Inc.                              CO
Liberty TelemundoNet, Inc.                                    DE
Liberty TIV, Inc.                                             DE
Liberty Tower, Inc.                                           DE
Liberty TP LLC                                                DE
Liberty TP Management, Inc.                                   DE

                                                              State
                                                              of Inc.                       Tradenames
                                                              -------                       ----------
Liberty TSAT, Inc.                                            DE
Liberty TVGIA, Inc.                                           DE
Liberty TVGOS, Inc.                                           CO
Liberty TW, LLC                                               CO
Liberty UK Holdings, Inc.                                     CO
Liberty UK Radio, Inc.                                        CO
Liberty UK, Inc.                                              CO
Liberty UPCOY, Inc.                                           DE
Liberty UVSG, Inc.                                            CO
Liberty VF, Inc.                                              DE
Liberty Virtual I/O, Inc.                                     CO
Liberty WDIG, Inc.                                            DE
Liberty Webhouse, Inc.                                        DE
Liberty WF Holdings LLC                                       DE
Liberty WF, Inc.                                              DE
Liberty XMSR, Inc.                                            DE
Liberty/TINTA Australia, Inc.                                 DE
Liberty/TINTA Distribution, Inc.                              DE
Liberty/TINTA LLC                                             DE
Liberty/TINTA Middle East LLC                                 DE
Liberty/TINTA Sport Equity LLC                                DE
Liberty/TINTA Transponder LLC                                 DE
Liberty/TINTA U.S. Deportiva LLC                              DE
Liberty/TINTA World LLC                                       DE
Livewire Network Services, LLC                                DE
LMC Animal Planet, Inc.                                       CO
LMC Bay Area Sports, Inc.                                     CO
LMC BET Holdings LLC                                          DE

                                                              State
                                                              of Inc.                       Tradenames
                                                              -------                       ----------
LMC BET, Inc.                                                 CO
LMC Capital LLC                                               DE
LMC Denver Arena, Inc.                                        DE
LMC Digital, Inc.                                             CO
LMC Discovery, Inc.                                           CO
LMC E! Entertainment, Inc.                                    CO
LMC Encore, Inc.                                              CO
LMC IATV Events, LLC                                          DE
LMC Information Services, Inc.                                NV
LMC Interactive, Inc.                                         DE
LMC International, Inc.                                       CO
LMC Music, Inc.                                               CO
LMC Radio Ltd.                                                UK
LMC Regional Sports, Inc.                                     CO
LMC Request, Inc.                                             CO
LMC SatCom, Inc.                                              GA
LMC Sillerman, Inc.                                           CO
LMC Silver King, Inc.                                         CO
LMC Southeast Sports, Inc.                                    CO
LMC Sunshine, Inc.                                            CO
LMC USA I, Inc.                                               DE
LMC USA II, Inc.                                              DE
LMC USA III, Inc.                                             DE
LMC USA IV, Inc.                                              DE
LMC USA IX, Inc.                                              DE
LMC USA V, Inc.                                               DE
LMC USA VI, Inc.                                              DE
LMC USA VII, Inc.                                             DE

                                                              State
                                                              of Inc.                       Tradenames
                                                              -------                       ----------
LMC USA VIII, Inc.                                            DE
LMC USA X, Inc.                                               DE
LMC Wireless Holdings, Inc.                                   DE
LMC/LSAT Holdings, Inc.                                       DE
LMI/LSAT Holdings, Inc.                                       DE
LQ I, Inc.                                                    CO
LQ II, Inc.                                                   CO
LSAT Astro LLC                                                DE
LSAT PCS, Inc.                                                DE
LTWX I, Inc.                                                  CO
LTWX II, Inc.                                                 CO
LTWX III, Inc.                                                CO
LTWX IV, Inc.                                                 CO
LTWX V, Inc.                                                  CO
LWIR HTV, Inc.                                                DE
MacNeil/Lehrer Productions [gp]                               NY
Manhattan Transfer/Edit, Inc.                                 DE
MCNS Holdings, L.P.                                           DE
MediaView LLC                                                 CO
Medscholar Digital Networks LLC                               DE
Meridian Sound Corp.                                          DE
Metropolis-Intercom S.A.                                      CHL
MGM Gold Networks (Asia) BV                                   Netherlands
MGM Gold Networks Asia, LLC                                   DE
Modern Music Magic, LLC                                       DE
MSCL, Inc.                                                    CA
New LMC ARC, Inc.                                             DE
OCV Iberia, SA

                                                              State
                                                              of Inc.                       Tradenames
                                                              -------                       ----------
OCV Singapore, Pte, LTD
On Command (Thailand) Limited
On Command Argentina, SRL
On Command Canada, Inc.
On Command Corporation                                        DE
On Command Development Corporation                            DE
On Command DO Brazil, LTDA
On Command Europe Ltd.
On Command Video Corp. Canada
On Command Video Corporation                                  DE
On Command Video Costa Rico, Ltd.
Paradigm Music Entertainment Company                          DE
Pilot Programme Investments Limited                           UK
POP Animation                                                 CA
Post Box Golden Square Limited                                UK
Pramer S.C.A.                                                 ARG
Princes Holdings, Ltd.                                        IRE
QVC Investment, Inc.                                          CO
Request Holdings, Inc.                                        DE
RL Ingenius, Inc.                                             CO
Royal Communications, Inc.                                    CO
RTV Associates, L.P. (lp)                                     DE
Rushes PostProduction Limited                                 UK
Santa Monica Financial, Inc.                                  CA
Satellite MGT, Inc.                                           DE
Scandinavian Channel, Inc.                                    CO
Servicios Administrativos de Post Produccion S.A. de C.V.     Mexico

                                                              State
                                                              of Inc.                       Tradenames
                                                              -------                       ----------
Soho 601 Digital Productions Limited                          UK
Soho Group Limited                                            UK
Soho Images Limited                                           UK
SonicNet, Inc.                                                DE
Sound One Corporation                                         NY
Soundelux Hollywood II, LLC                                   DE
Soundelux Hollywood III, LLC                                  DE
Southern Satellite Systems, Inc.                              GA
Spectradyne (Thailand) Limited                                Thailand
Spectradyne Asia-Pacific Limited                              Hong Kong
Spectradyne Australia PTY Limited                             New South Wales
Spectradyne Canada
Spectradyne International, Inc.                               DE
Spectradyne Korea
Spectradyne Mexico
Spectradyne Singapore PTE Ltd.                                Singapore
SpectraVision of Canada, Inc.                                 Ontario
SpectraVision, Inc.                                           TX
Starz Encore Group LLC                                        CO
Studio Film and Video Holdings Limited                        UK
SVC Television Limited                                        UK
SVOD LLC                                                      CO
Symphonic Video LLC                                           DE                      Digital Symphony
TCI Cathay TV, Inc.                                           CO
TCI Communicaciones de Chile Uno Limitada                     CHL
TCI CT Holdings, Inc.                                         DE
TCI CT Operations, Inc.                                       CO
TCI CTrack Asset Corp.                                        CO

                                                              State
                                                              of Inc.                       Tradenames
                                                              -------                       ----------
TCI ETC Holdings, Inc.                                        DE
TCI Poland, Inc.                                              CO
TCI South America, SRL                                        ARG
Tele-Cine Cell Group Limited                                  UK
Tele-Cine Limited                                             UK
Tempo Satellite, Inc.                                         OK
The Box Holland, B.V.                                         Netherlands
The Box Music Network S.L.                                    Spain
The Box Worldwide, Inc.                                       FL
The Box Worldwide-Europe, B.V.                                Netherlands
The Post Edge, Inc.                                           FL
The Triumph Switch Company LLC                                NY
TiVo Inc.                                                     DE
Todd-AO Amusement Productions Services, LLC                   CA                      Todd-AO Interactive
Todd-AO DVD                                                   CA
Todd-AO Espana                                                CA
Todd-AO Europe Holding Company Limited                        UK
Todd-AO Filmatic Limited                                      UK
Todd-AO Germany GmbH [LLC]                                    Germany
Todd-AO Hollywood Digital                                     CA
Todd-AO Studios                                               CA
Todd-AO Studios East                                          NY
Todd-AO Studios West                                          CA
Todd-AO UK, Limited                                           UK
Todd-AO Video Services                                        CA
Triumph Communications & Fiber Services Inc.                  NY
Triumph Communications & Leasing Services Inc.                NY
Triumph Communications, Inc.                                  NY

                                                              State
                                                              of Inc.                       Tradenames
                                                              -------                       ----------
TruePosition of Louisiana, Inc.                               DE
TruePosition, Inc.                                            DE
TSAT Holding 1, Inc.                                          DE
TSAT Holding 2, Inc.                                          DE
TSAT Technologies, Inc.                                       CO
TVI Limited                                                   UK
TVP Videodubbing Limited                                      UK
TW Holdings, L.L.C.                                           CO
Video Jukebox Network Europe, Ltd.                            UK
Video Rentals, Inc.                                           NJ
Video Services Corporation                                    NJ
Vine Street Magic, LLC                                        DE
Virgin Television de Mexico S.A. de C.V.                      Mexico
Visionair Television BV                                       NTH
Visiontext Limited                                            UK
Visualize                                                     CA
VSC Corporation                                               DE
VSC Express Courier, Inc.                                     NJ
VSC LIMA CORP.                                                DE
VSC MAL CORP.                                                 DE
VSDD Acquisition Corp.                                        DE
Waterfront Communications Corporation                         NY
WEAPH Ltd.                                                    Singapore
West One Television Limited                                   UK
Wisconsin Music Network, Inc.                                 WI
WOMP, Inc.                                                    OH
WSTV, Inc.                                                    OH
WXST, Inc.                                                    DE

                                                              State
                                                              of Inc.                       Tradenames
                                                              -------                       ----------
X*PRESS Electronic Services, Ltd.                             CO
X*PRESS Information Services, Ltd.                            CO
XTV Limited                                                   UK